Profit and Loss Information	6 Months Ended
Jul. 31, 2018
Profit And Loss Information
Profit and Loss Information

6	Profit and loss information

(a)	Revenue from continuing operations

	6 months to 31 July 2018 NZ $000’s	6 months to 31 July 2017 NZ $000’s

Gross revenue	61,282	68,445
Rebates	(4,532)	(8,658)
	56,750	59,787

Sale of goods
-Retail	24,425	23,427
-Wholesale	18,077	23,119
-Online	14,248	13,139
	56,750	59,685

Other income	-	102
	56,750	59,787

(b)	Significant items

The loss for the half year was derived after charging / (crediting) the following items that are unusual and of significance because of their size, nature and incidence:

Finance Costs
- Interest expense on external borrowings	(1,353)	(1,879)
- Interest expense on shareholder loans	(1,062)	(1,292)
- Interest expense on convertible notes	186	(1,605)
- Amortisation of loan set up costs	(225)	(251)
	(2,454)	(5,027)

Other gains/(losses)
- Fair value gain on foreign exchange contracts	2,306	1,600
- Net foreign exchange gains/(losses)	1,228	(2,534)
- Impairment of goodwill	(3,399)	-
- Impairment of brand	(696)	-
- Impairment of software	(64)	-
	(625)	(934)

Brand transition, restructure and transaction expenses
- Brand transition expenses	(199)	-
- Onerous contracts	-	265
- Restructure expenses	(526)	(43)
- Transaction expenses	(4,432)	(1,334)
	(5,157)	(1,112)

The onerous contracts expense reversal relates to a reversal of the provision raised in the prior year. Transaction expenses relate to acquisition related costs from business combination (note 15).

(c)	Income tax

Income tax expense/(benefits) is recognised based on the parent company’s effective annual income tax rate expected for the full financial year. The annual tax rate used for the half year to 31 July 2018 is 30% (6 month to 31 July 2017: 28%). The Group has assessed future forecast profits and concluded that not enough criteria have been satisfied to recognise any deferred tax assets at the period ended 31 July 2018. Unused tax losses do not have an expiry date.